Equity Accounted Investees, Other Investments and Non-Current Accounts Receivable - Summary of Other Investments and Non-current Accounts Receivable (Parenthetical) (Detail) - MXN ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Miscellaneous non-current assets [abstract]
Accounts receivable from investees and joint ventures	$ 1,273	$ 1,301
Advances to suppliers of fixed assets	886	55
Employee prepaid compensation	114	112
Refundable taxes	263	261
Warranty deposits	$ 246	$ 240